Exhibit 99.2

LIMITED GUARANTY

Limited Guaranty, dated as of May 17, 2013 (this “Limited Guaranty”), by Meade Instruments Europe GmbH & Co. KG (the “Guarantor”), in favor of Meade Instruments Corp., a Delaware corporation (the “Guaranteed Party”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement (as defined below).

1. LIMITED GUARANTY.

(a) To induce the Guaranteed Party to enter into an Agreement and Plan of Merger, dated as of the date of this Limited Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among JOC North America LLC, a Delaware limited liability company (“Parent”), JOCNA Inc., a Delaware corporation (“Merger Sub”), and the Guaranteed Party, pursuant to which Merger Sub will merge with and into the Guaranteed Party, with the Guaranteed Party surviving the merger as a wholly owned subsidiary of Parent, the Guarantor, intending to be legally bound, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as the primary obligor and not merely as surety, on the terms and subject to the conditions and limitations herein and in the Merger Agreement, the due and punctual payment, performance and discharge of an amount equal to the Parent Termination Fee under Section 8.2(c)(i) of the Merger Agreement as, only if, and when due under the terms of the Merger Agreement (the “Guaranteed Obligations”). This Limited Guaranty may be enforced for the payment of money only. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, provided that this Limited Guaranty shall in no way limit or waive any claims, counterclaims or rights of (i) Parent or Merger Sub under or in connection with the Merger Agreement; and (ii) the Guarantor under any other agreements or transactions it may have with the Guaranteed Party and/or its Affiliates. The Guarantor acknowledges that the Guaranteed Party entered into the transactions contemplated by the Merger Agreement in reliance on this Limited Guaranty.

(b) If Parent fails to fully and timely discharge any of the Guaranteed Obligations if and when due, then all of the Guarantor’s liabilities and obligations to the Guaranteed Party hereunder in respect of the Guaranteed Obligations shall become immediately due and payable and the Guarantor hereby agrees to fully perform and discharge, or to cause to be fully performed or discharged, any such Guaranteed Obligations within five (5) days of receipt of written notification thereof from the Guaranteed Party. In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for any uncollected portion of the Guaranteed Obligations, regardless of whether any action is brought against Parent or Merger Sub, or whether Parent or Merger Sub is joined in any action or actions.

(c) The Guarantor agrees to reimburse within five (5) days of written demand of Guaranteed Party all reasonable, documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder if (i) the Guarantor asserts in any litigation or other legally binding proceeding that this Limited Guaranty is illegal, invalid or unenforceable in accordance with its terms or (ii) the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable. If it is determined in such litigation or other legally binding proceeding that the Guarantor is not obligated to pay any portion of the Guaranteed Obligations, then no amounts shall be reimbursed to the Guaranteed Party under this Limited Guaranty, and the Guaranteed Party shall reimburse within a reasonable time all reasonable, documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guarantor with respect to such litigation or other legally binding proceeding.

(d) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guaranty were not performed in accordance with its specific terms or were otherwise breached and further agree that either party shall be entitled to specific performance and other equitable relief against the other party to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at law or (y) an award of specific performance or other equitable relief is not an appropriate remedy for any reason at law or equity.

2. NATURE OF GUARANTY. This Limited Guaranty is a guarantee of payment and not of collection and the Guaranteed Party shall not be required to proceed against Parent or Merger Sub first before proceeding against the Guarantor hereunder. Subject to the terms and conditions in the Merger Agreement applicable to the Guaranteed Obligations, the Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Merger Agreement that may be agreed to by Parent or Merger Sub. The Guaranteed Party shall not be obligated to file any claim relating to any Guaranteed Obligations in the event that Parent or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Guaranteed Obligations as if such payment had not been made.

3. CHANGES IN GUARANTEED OBLIGATIONS, CERTAIN WAIVERS, NO SUBROGATION.

(a) The Guarantor agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of performance of any of the Guaranteed Obligations, and may also make any agreement with Parent, Merger Sub or with any other Person interested in the transactions contemplated by the Merger Agreement, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Parent, Merger Sub or such other Person without in any way impairing or affecting the Guarantor’s obligations under this Limited Guaranty or affecting the validity or enforceability of this Limited Guaranty. The Guarantor agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement; (ii) any change in the time, place or manner of payment of any of the Guaranteed Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with any of the Guaranteed Obligations; (iii) any change in the corporate existence, structure or ownership of Parent, Merger Sub or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (iv) the existence of any claim, set-off, judgment or other right which the Guarantor may have at any time against Parent, Merger Sub or the Guaranteed Party or any of their respective Affiliates, whether in connection with the Guaranteed Obligations or otherwise (other than by reason of fraud by the Guaranteed Party); (v) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Guaranteed Obligations; (vi) the value, genuineness, validity, legality or enforceability of the Merger Agreement (other than by reason of fraud by the Guaranteed Party); (vii) the addition, substitution, any legal or equitable discharge or release (in the case of a discharge or release, other than a partial (to the extent thereof) or full discharge or release of the Parent with respect to the Guaranteed Obligations as a result of payment in part or in full of the Guaranteed Obligations in accordance with their terms) of the Guarantor or any Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (viii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; or (ix) any other act or omission that may in any manner or to any extent vary the risk of or to the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than a discharge of the Guarantor with respect to the Guaranteed Obligations as a result of payment in full of the Guaranteed Obligations in accordance with their terms, or a discharge of the Parent with respect to the Guaranteed Obligations under the Merger Agreement).

(b) To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guaranty and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Guaranteed Obligations and all other notices of any kind (except in all cases for notices to be provided to Parent or Merger Sub pursuant to the Merger Agreement or notices to the Guarantor expressly provided pursuant to this Limited Guaranty), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of Parent, Merger Sub or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally (other than a breach by the Guaranteed Party of this Limited Guaranty and defenses to payment set forth in the Merger Agreement).

(c) The Guarantor acknowledges that it will receive substantial indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guaranty are knowingly made in contemplation of such benefits.

(d) The Guarantor will not exercise any rights of subrogation or contribution against the Parent or Merger Sub, whether arising by contract or operation of law (including, without limitation, any such right arising under bankruptcy or insolvency laws) or otherwise, by reason of any payment by it pursuant to the provisions of Section 1 hereof unless and until the Guaranteed Obligations have been paid in full.

4. NO WAIVER. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof unless not exercised by the time period set forth in Section 8, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Regardless of the facts and circumstances, the Guarantor’s obligations under this Limited Guaranteed shall in all events be limited to the Guaranteed Obligations and the expense reimbursements potentially due under Section 1(c). The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against Parent or Merger Sub or any other Person now or hereafter liable for any Guaranteed Obligations or interested in the transactions contemplated by the Merger Agreement prior to proceeding against the Guarantor hereunder, and the failure by the Guaranteed Party to pursue rights or remedies against Parent or Merger Sub shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Guaranteed Party.

5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

(a) Guarantor is an entity duly organized and validly existing under the laws of the jurisdiction of its formation, and Guarantor has all requisite power and authority to execute, deliver and perform this Limited Guaranty;

(b) All consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Limited Guaranty by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Limited Guaranty by the Guarantor;

(c) This Limited Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(d) The Guarantor has the financial capacity to pay and perform its obligations under this Limited Guaranty.

6. NO ASSIGNMENT. The provisions of this Limited Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Limited Guaranty nor any rights, interests or obligations hereunder shall be assigned by either party hereto (whether by operation of Law or otherwise) without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed); provided that no assignment by either party shall relieve the assigning party of any of its obligations hereunder. Any purported assignment in violation of this Limited Guaranty will be null and void.

7. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 7 prior to 5:00 p.m. (Irvine, California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (Irvine, California time) on any date and earlier than 11:59 p.m. (Irvine, California time) on such date, (iii) one Business Day after being received, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

if to Guarantor, to: Meade Instruments Europe GmbH & Co. KG Gutenbergstr. 2 DE-46414 Rhede Germany Attention: Helmut Ebbert Telephone No.: +49 2872 8074 0 Facsimile No.: +49 2872 8074 515

if to Guaranteed Party, to:

Meade Instruments Corp.

27 Hubble

Irvine, CA 92618 USA

Attention: John A. Elwood

Telephone No.: (949) 451-1450

Facsimile No.:

with a copy to:

O’Neil LLP

19900 MacArthur Blvd., Suite 1050

Irvine, CA 92612 USA

Attention: John D. Hudson

Telephone No.: (949)798-0500

Facsimile No.: (949) 798-0511

8. CONTINUING GUARANTY. This Limited Guaranty is a continuing guaranty and shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of the Guaranteed Obligations have been fully performed. Notwithstanding the foregoing, this Limited Guaranty shall terminate and the Guarantor shall have no further obligations under this Limited Guaranty as of the earliest of: (i) the Effective Time and (ii) the date falling three (3) months from the date of the termination of the Merger Agreement in accordance with its terms (provided, that if the Guaranteed Party has made a written claim received by the Guarantor under this Limited Guaranty during such three (3) month period, this

Limited Guaranty shall terminate upon the date that such claim is finally satisfied or otherwise resolved by agreement of the parties hereto or pursuant to Section 9 hereof). If any payment or payments made by Parent or Merger Sub or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or any other person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Guaranteed Obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

9. GOVERNING LAW; CONSENT TO JURISDICTION.

(a) This Limited Guaranty shall be governed by and construed in accordance with the Laws of the State of Delaware without giving effect to the principles of conflict of laws of the Laws of the State of Delaware.

(b) Each of the parties hereto (i) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the state and federal courts of the State of Delaware in the event that any dispute arises out of this Limited Guaranty or any of the transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Limited Guaranty or any of the transactions contemplated hereby in any other court, except that any party may seek to enforce, in whole or in part, any judgment, decree, or order of a state or federal court of the State of Delaware through appropriate judicial process of a court located in a state other than the State of Delaware or a court of a foreign country, and (iv) consents to service of process being made through the notice procedures set forth in Section 7 hereof.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LIMITED GUARANTY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(c).

10. COUNTERPARTS. This Limited Guaranty shall not be effective until it has been executed and delivered by both parties hereto. This Limited Guaranty may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, but all such counterparts shall together constitute one and the same agreement. This Limited Guaranty may be executed and delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, and in the event this Limited Guaranty is so executed and delivered, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

11. SEVERABILITY. The provisions of this Limited Guaranty shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Limited Guaranty or the application thereof to any Person or any circumstance is determined to be invalid, illegal, void or unenforceable, the remaining provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby and, to the extent necessary, this Limited Guaranty shall be reformed, construed and enforced so as to replace any provision contained herein that is held invalid, illegal or unenforceable with a valid, legal and enforceable provision that best gives effect to the intent of the parties hereto.

12. NO THIRD PARTY BENEFICIARIES. This Limited Guaranty shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Limited Guaranty is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein.

13. CONFIDENTIALITY. This Limited Guaranty shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the Merger. This Limited Guaranty may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of the Guarantor; provided, that no such written consent is required for any disclosure of the existence of this Limited Guaranty by the Guaranteed Party (a) to the extent required by applicable Law, including without limitation the Securities Exchange Act of 1934, as amended, (b) to the extent that the information is already publicly available other than as a result of a breach of this Limited Guaranty by the Guaranteed Party or any other Person, (c) pursuant to any litigation relating to the Merger, the Merger Agreement or the transactions contemplated thereby as permitted by or provided in the Merger Agreement or (d) to a party’s Representatives and Affiliates who need to know of the existence of this Limited Guaranty and are subject to confidentiality obligations.

14. MISCELLANEOUS.

(a) This Limited Guaranty, together with the Merger Agreement (including any schedules, exhibits and annexes thereto and any other documents and instruments referred to thereunder), contains the entire agreement with respect to the subject matter hereof and supersedes all prior discussions, negotiations, proposals, understandings, agreements and undertakings, whether written or oral, among the Guarantor, on the one hand, and the Guaranteed Party, on the other hand. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

(b) The descriptive headings contained in this Limited Guaranty are for reference purposes only and shall not affect in any way the meaning or interpretation of this Limited Guaranty.

(c) All parties acknowledge that each party and its counsel have reviewed this Limited Guaranty and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guaranty.

(d) All payments hereunder shall be made in lawful money of the United States, in immediately available funds.

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

MEADE INSTRUMENTS CORP.

By:	/s/ JOHN A. ELWOOD
Name:	John A. Elwood
Title:	Senior Vice President – Finance and Administration, Chief Financial Officer and Secretary

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

MEADE INSTRUMENTS EUROPE GMBH & CO. KG

By:	/s/ HELMUT EBBERT
Helmut Ebbert, Chief Executive Officer

[Signature Page to Limited Guaranty]